SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported): March 15, 1996.

                              POSSIS MEDICAL, INC.
               (Exact name of registrant as specified in charter)

            MINNESOTA                 0-944                     41-0783184
(State or other jurisdiction (Commission File Number)         (IRS Employer
       of incorporation)                                  Identification Number)


                            2905 Northwest Boulevard
                        Minneapolis, Minnesota 55441-2644
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 612 550-1010

Item 5.           Other Events.

     Possis Medical, Inc., on March 15, 1996, executed a Distributor Agreement with Baxter Healthcare Corporation, Edwards CVS Division, pursuant to which Baxter acquied the exclusive right to distribute the Possis Perma-Flow Coronary Bypass Graft worldwide. The Agreement provides for an initial term of three years, an initial cash payment and additional cash payments over the life of the Agreement. This event is further described in the News Release dated March 20, 1995, which is incorporated herein by reference.

Item 7.           Financial Statements and Exhibits

                  Exhibit 10.1:    Distributor Agreement dated March 15, 1996
                  Exhibit 99.1:    News Release dated March 20, 1996.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by undersigned hereunto duly authorized.
                                          POSSIS MEDICAL, INC.


Date:   March 28, 1996                    By:   /s/ Robert G. Dutcher
                                          Robert G. Dutcher
                                          President and Chief Executive Officer